NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan US Technology Leaders Fund

Supplement dated September 15, 2022
to the Prospectus dated April 25, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT J.P. Morgan Digital Evolution Strategy Fund

On September 14, 2022, the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a proposal to change the status of the NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”), a series of the Trust, from diversified to non-diversified.

The Board’s decision to change the Fund’s status from diversified to non-diversified will require approval by a majority of the Fund’s shareholders. In the near future, shareholders of the Fund will be provided an information statement that contains more information about the Fund’s non-diversified status.

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